EXHIBIT 31.3

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Luis Manuel Ramírez, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Global Power Equipment Group Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	August 20, 2012	By:	/s/ Luis Manuel Ramírez
Luis Manuel Ramírez,
President and Chief Executive Officer